                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 27, 2002



                               GENERAL MAGIC, INC.
             (Exact Name of Registrant as Specified in its Charter)


         DELAWARE                        000-25374               77-0250147
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


            420 NORTH MARY AVENUE                              94085
            SUNNYVALE, CALIFORNIA                            (Zip Code)
  (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (408) 774-4000
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ITEM 5.  OTHER EVENTS.

         On March 27, 2002, the Registrant issued a press release announcing that the Registrant raised $7 million through a private financing transaction in which the Registrant issued shares of its Common Stock to certain private investors. A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

         The Registrant entered into Subscription Agreements, a form of which is attached hereto as Exhibit 4.1, dated as of March, 27 2002, with certain private investors (the "Purchasers") identified by Hyperion Capital Partners Corp. ("Hyperion") whereby the Purchasers agreed to purchase 33,333,333 shares of the Company's Common Stock for an aggregate purchase price of $7,000,000. The Common Stock was sold for a purchase price per share equal to 80% of the average closing bid price of the Registrant's Common Stock on The Nasdaq National Market during the five trading days prior to March 25, 2002, or $0.21 per share.

         The Registrant also entered into an Escrow Agreement with Feldman Weinstein,LLP and certain of the Purchasers dated as of March 27, 2002, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference, pursuant to which Feldman Weinstein agreed to act as the escrow agent for this transaction.

         Pursuant to a non-exclusive financial consulting agreement entered into between the Registrant and Hyperion, as amended, wherein Hyperion agreed to assist the Registrant in the offering of shares of its Common Stock from time to time on specific terms to be negotiated between the Registrant and investors identified by Hyperion, the Registrant agreed to pay Hyperion 4% of the gross amount to be received by the Registrant in this financing. In addition, the Registrant paid Hyperion a $10,000 commencement bonus in exchange for its agreement to act as the Registrant's non-exclusive financial advisor, and further agreed to reimburse Hyperion up to an aggregate of $15,000 for expenses incurred in connection with the rendering of its services. The Registrant did not issue any warrants to the Purchasers or to Hyperion in connection with this financing.

         The foregoing description of the Subscription Agreements and the Escrow Agreement between the Registrant, Feldman Weinstein, LLP and certain Purchasers dated as of March 27, 2002, is qualified in its entirety by such agreements, each of which is attached hereto as an exhibit and incorporated by reference herein.


                                       2
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed with this report on Form 8-K:

Exhibit No.   Description
-----------   -----------

4.1           Form of Subscription Agreement.

10.1          Escrow Agreement between the Registrant, Feldman
              Weinstein LLP, and certain Purchasers, dated as of March 27, 2002.

99.1          Press Release of the Registrant, dated March 27,
              2002, announcing that the Registrant has raised $7 million through a private financing transaction through which the Registrant sold shares of its common stock to private investors.


                                       3
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  GENERAL MAGIC, INC.

Dated:  March 27, 2002            By:   /S/ Mary E. Doyle
                                       ----------------------------------
                                        Mary E. Doyle
                                        Senior Vice President -- Business
                                        Affairs, General Counsel and
                                        Secretary


                                       4
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                                  EXHIBIT INDEX

Exhibit No.   Description
-----------   -----------

4.1           Form of Subscription Agreement.

10.1          Escrow Agreement between the Registrant, Feldman
              Weinstein LLP, and certain Purchasers, dated as of March 27, 2002.

99.1          Press Release of the Registrant, dated March 27,
              2002, announcing that the Registrant has raised $7 million through a private financing transaction through which the Registrant sold shares of its common stock to private investors.